Securian Funds Trust
Supplement dated August 3, 2018 to the Prospectus of Securian Funds Trust dated May 1, 2018.
At a meeting held July 26, 2018, the Board of Trustees approved the merger of the SFT Mortgage Securities Fund (the “Acquired Fund”) into the SFT Core Bond Fund (the “Acquiring Fund”). Completion of the merger is subject to a number of conditions, including approval by shareholders of the Acquired Fund. It is currently anticipated that proxy materials regarding the merger will be distributed to shareholders of the Acquired Fund in the fourth quarter of 2018, and that a special meeting of shareholders to consider the merger will be held later in the fourth quarter of 2018. Subject to satisfaction of these and other conditions of the merger, it is anticipated that the merger will become effective as soon as practicable following shareholder approval.
Please retain this supplement for future reference.

F91958 08-2018